UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2018 (October 11, 2018)

ALCOA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-37816	81-1789115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania	15212-5858
(Address of principal executive offices)	(Zip Code)

412-315-2900
(Registrant’s telephone number, including area code)

                 Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 2.02        Results of Operations and Financial Condition.

         On October 17, 2018, Alcoa Corporation (the “Company”) issued a press release announcing its third quarter 2018 financial results.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

         The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On October 11, 2018, the Company and Mr. Tómas M. Sigurðsson mutually determined that, effective November 1, 2018 (the “Effective Date”), Mr. Sigurðsson will assume the role of Senior Vice President, Strategic Alliances, having primary responsibility for managing and developing the Company’s key strategic relationships, and will no longer serve as the Company’s Chief Operating Officer. Mr. Sigurðsson will continue to report to the Chief Executive Officer. As part of a reorganization to further emphasize the importance of the Company’s operations and its operator-centric philosophy, as of the Effective Date, the presidents of the Company’s three business segments will report directly to the Chief Executive Officer and the position of Chief Operating Officer will be eliminated.

Item 8.01        Other Events.

On October 17, 2018, the Company announced that its Board of Directors authorized a common stock repurchase program under which the Company may purchase up to $200 million of its outstanding common stock, depending on cash flow availability, market conditions, and other factors. Repurchases under the program may be made using a variety of methods, which may include open market purchases, privately negotiated transactions, or pursuant to a 10b5-1 plan. This program does not have a predetermined expiration date.  The Company intends to retire the repurchased shares of common stock.  As of September 30, 2018, the Company had 186,490,966 issued and outstanding shares of common stock.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.  The following is furnished as an exhibit to this report:

Exhibit number	Description
99.1	Press release of Alcoa Corporation dated October 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA CORPORATION

Date:	October 17, 2018	By:	/s/ Jeffrey D. Heeter
Jeffrey D. Heeter
Executive Vice President, General Counsel and Secretary

3